Exhibit 99.8
JOINT FILING AGREEMENT
In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned does hereby consent and agree to: (a) the joint filing on behalf of each of them of a Statement on Schedule 13D and all amendments thereto with respect to the Class A Common Shares, par value $0.01 per share, of Global Ship Lease, Inc. beneficially owned by each of them, as applicable and (b) the inclusion of this Joint Filing Agreement as an exhibit thereto.
Date: May 5, 2021

KEP VI (Newco Marine), Ltd.

Signature:	/s/ William Woo
	By:	William Woo, Vice President

KEP VI (Cayman), L.P.

Signature:		/s/ William Woo
	By:	KEP VI (Cayman) GP Ltd., its General
Partner; by William Woo, Director and Vice President

KEP VI (Cayman) GP Ltd.

Signature:		/s/ William Woo
	By:	William Woo, Director and Vice President

KIA VIII (Newco Marine), Ltd.

Signature:		/s/ William Woo
	By:	William Woo, Director

KIA VIII (International), L.P.

Signature:		/s/ William Woo
	By:	Kelso GP VIII (Cayman), L.P., its
General Partner; by Kelso GP VIII (Cayman), Ltd., its
General Partner; by William Woo, Director and Vice President

KELSO GP VIII (Cayman) L.P.

Signature:		/s/ William Woo
	By:	William Woo, Director and Vice President

KELSO GP VIII (Cayman) Ltd.

Signature:		/s/ William Woo
	By:	Kelso GP VIII (Cayman) Ltd., its general
partner; By William Woo, Director and Vice President

PHILIP E. BERNEY

Signature:		*

FRANK K. BYNUM, JR.

Signature:		*

JAMES J. CONNORS, II

Signature:		*

MICHAEL B. GOLDBERG

Signature:		*

FRANK J. LOVERRO

Signature:		*

GEORGE E. MATELICH

Signature:		*

CHURCH M. MOORE

Signature:		*

FRANK T. NICKELL

Signature:	*

STANLEY DE J. OSBORNE

Signature:	*

DAVID I. WAHRHAFTIG

Signature:	*

THOMAS R. WALL, IV

Signature:	*

CHRISTOPHER L. COLLINS

Signature:	*

ANNA LYNN ALEXANDER

Signature:	*

HOWARD A. MATLIN

Signature:	*

STEPHEN C. DUTTON

Signature:	*

MATTHEW S. EDGERTON

Signature:	*

HENRY MANNIX III

Signature:	*

WILLIAM WOO

Signature:	/s/ William Woo

*By:	/s/ William Woo
Name:	William Woo
Attorney-in-fact